Business Update December 8, 2023 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman and CEO Dave Ruud – Executive Vice President and CFO Barbara Tuckfield – Director of Investor Relations

# Significant utility investment improves reliability and provides cleaner generation, while maintaining affordability

**Customer-focused capital investments support building the grid of the future and cleaner energy transition**

- ✓ *Constructive electric rate order supports customer-focused investments*
- ✓ *Distribution Grid Plan (DGP), new energy policy and Integrated Resource Plan (IRP) outline acceleration of reliability improvement and transition to cleaner generation*
- ✓ *Distinctive culture of managing costs and Inflation Reduction Act (IRA) underpin customer affordability*

**Utility investment and affordability commitment support long-term growth**

- ✓ *Increasing 5-year utility capital investment by $2 billion over previous plan*
- ✓ *Long-term operating EPS[1] growth rate target of 6% - 8% through 2028, with 2023 original guidance midpoint as the base*
- ✓ *2024 operating EPS early outlook provides 7% growth from 2023 original guidance midpoint*
- ✓ *2024 annualized dividend of $4.08 per share is in line with operating EPS growth*
- ✓ *Strong balance sheet and solid investment-grade credit profile support capital investment plan*

**95% of 5-year investment plan in utilities 2024 - 2028**
(billions)


DTE Electric
$20
~$25 billion
DTE Gas
$3.7
DTE Vantage
$1.0 - $1.5
10-year investment plan of over $50 billion

**Bill increase well below national average**
Average annual residential bill growth since 2020


1.2%
5.3%
6.5%
DTE Electric
Great Lakes average
National average

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Subject to Board approval

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Energy policy drives Michigan’s clean energy future and supports our cleaner energy journey • Accelerates the pace of decarbonization and deployment of renewables − Renewable compliance standard of 50% by 2030 and 60% by 2035 − Clean energy standard of 80% by 2035 and 100% by 2040 − Allows MPSC to approve emerging low and zero carbon technologies, including carbon capture and sequestration − Sets 2,500 MW statewide energy storage target − Raises energy efficiency targets and increases incentives − Provides flexibility in meeting targets and off-ramps for resource adequacy, excessive cost and feasibility − Allows financial compensation mechanism on power purchase agreements for renewable energy and energy storage • Supportive of IRP plan and clean energy goals 5

# DTE Electric: transformational investments in distribution and generation

**Capital investment plan focused on building the grid of the future and transitioning to cleaner generation**

- DGP outlines detailed roadmap to increase reliability by over 60% over the next 5 years
  - Continuing accelerated tree trimming
  - Continuing preventative maintenance by upgrading more than 10,000 miles of infrastructure
  - Advancing infrastructure rebuild by accelerating the replacement of 4.8kV system and pursuing undergrounding
  - Enhancing grid automation by accelerating installation of 10,000 smart grid devices to greatly reduce outage duration
- Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero[1] by 2050
  - Cleaner generation investment driven by expanded renewables and utility-scale energy storage; provides more affordable energy for customers over the long term
  - Renewable investment supports continued success of MIGreenPower voluntary program which allows customers to attribute up to 100% of electric use to renewable sources

**DTE Electric investment**
(billions)



$18
$5
$9
$4
11%
$20
$7
$9
$4
Cleaner generation
Distribution infrastructure
Base infrastructure
2023 - 2027 prior plan
2024 - 2028 current plan

1. Definition of net zero included in the appendix

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DTE Gas: replacing aging infrastructure to ensure reliability and transition to net zero emissions 7 Gas renewal program Base infrastructure $1.6 $1.6 $2.0 $2.1 2023 - 2027 prior plan 2024 - 2028 current plan $3.6 $3.7 DTE Gas investment (billions) Capital investment focused on infrastructure improvements and decarbonization • Significant investment recovered through Infrastructure Recovery Mechanism to support main renewal − Renewed 1,700 miles since program inception − Gas renewal investments minimize leaks and reduce costs • Base infrastructure investments enhance transmission, compression, distribution and storage • Targeting to reduce GHG emissions by 65% by 2030, 80% by 2040 and net zero by 2050 − Natural Gas Balance program empowers customers to manage their carbon footprint using both carbon offsets and RNG

DTE Vantage: strategic focus on decarbonization solutions for customers 1. Renewables includes wood and landfill gas facilities 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 8 JN Capitalizing on a growing preference for cleaner, more efficient energy • Strong development pipeline with opportunities in RNG and large custom energy solutions projects while expanding into carbon capture and sequestration − Advanced discussions on custom energy solutions, RNG and carbon capture and sequestration projects − IRA improves opportunities in decarbonization as enhanced tax credits allow carbon capture, RNG and combined heat and waste energy recovery to be more economic − Strong RNG market growth supported by the federal RFS and California’s LCFS Long-term growth driven by a combination of custom energy solutions, RNG/renewables1 and new decarbonization opportunities • Targeting operating earnings2 growth of over $15 million annually − 2024 early outlook of $125 - $135 million − 2028 operating earnings projection of $200 - $210 million • $1.0 - $1.5 billion capital investment 2024 - 2028

2024 operating EPS1 early outlook midpoint provides 7% growth over 2023 original guidance midpoint 9 (millions, except EPS) 2023 original guidance 2024 early outlook DTE Electric $1,010 - $1,030 $1,100 - $1,120 DTE Gas 262 - 272 295 - 305 DTE Vantage 115 - 125 125 - 135 Energy Trading 20 - 30 30 - 40 Corporate & Other (150) - (136) (195) - (185) DTE Energy $1,257 - $1,321 $1,355 - $1,415 Operating EPS $6.09 - $6.40 $6.54 - $6.83 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Maintaining strong cash flows, balance sheet and credit profile 10 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Generating consistent, healthy cash flows • Targeting minimal equity issuances of $0 - $100 million annually through 2026 • Effectively managing near-term debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting 15% - 16% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

Increased utility investment focused on improved reliability and cleaner generation; well-positioned for long-term growth 11 ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Customer-focused capital investments support building the grid of the future and cleaner energy transition ✓ Utility investment and affordability commitment support long-term growth ✓ 2024 operating EPS1 early outlook provides 7% growth from 2023 original guidance midpoint ✓ Long-term operating EPS growth rate target of 6% - 8% through 2028, with 2023 original guidance midpoint as the base ✓ 2024 annualized dividend of $4.08 per share is in line with operating EPS growth ✓ Strong balance sheet and solid investment-grade credit profile support capital investment plan 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Operating EPS guidance midpoint $6.25 $6.69 2023 original guidance 2024 early outlook

12 Appendix

Overcoming majority of unprecedented headwinds in 2023 13 (millions, except EPS) 2023 original guidance 2023 current guidance Primary drivers DTE Electric $1,010 - $1,030 $813 - $827 Headwinds from lower-than-expected rate order, higher storm expenses and cooler weather partially offset by one-time O&M reductions DTE Gas 262 - 272 285 - 295 One-time O&M reductions partially offset by warmer 1Q weather DTE Vantage 115 - 125 141 - 145 RNG performance, additional projects coming into service and opportunistic sales in steel business Energy Trading 20 - 30 75 - 85 Strong performance in the physical power portfolio Corporate & Other (150) - (136) (149) - (145) DTE Energy $1,257 - $1,321 $1,165 - $1,207 Operating EPS1 $6.09 - $6.40 $5.65 - $5.85 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

2023 cash flow and capital expenditures guidance 14 2023 guidance Cash from operations1 $3.2 Capital expenditures (4.2) Free cash flow ($1.0) Dividends (0.8) Other - Net cash ($1.8) Debt financing Issuances $3.6 Redemptions (1.7) Total debt financing $1.9 Change in cash on hand $0.1 2023 guidance DTE Electric Base infrastructure $1,200 Cleaner generation 500 Distribution infrastructure 1,500 $3,200 DTE Gas Base infrastructure $375 Gas renewal program 310 $685 Non-utility $300 - $400 Total $4,185 - $4,285 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

Strong cash flows, supportive energy policy and constructive regulatory environment supports customer-focused capital investments 15 1. Cash from Operations net of change in cash on hand $4.2 $3.1 $0.8 $1.9 Uses Sources 2023 sources and uses of cash (billions) Dividends Equity financing Capital investments (grid reliability, cleaner energy, system maintenance and infrastructure renewal) < $0.1 Debt financing Cash from operations1 Three funding sources enable investments in grid reliability, cleaner energy and infrastructure renewal • Cash from operations • Debt financing: fixed income investors and insurance companies seek certainty of interest payments and principal repayment • Equity financing: pension funds, 401(k)s and other retail and institutional investors seek a low-risk investment with stable earnings, cash flows and a modest dividend yield in line with peer average of ~3.5% Over 80% of DTE’s sources of cash are reinvested in the business to support grid reliability, cleaner energy and infrastructure renewal

Environmental, social and governance (ESG) efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well-being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 16 Award-winning commitment to ESG priorities Gallup Exceptional Workplace Award 11 consecutive years Superior corporate citizenship and community involvement 2023 Edison Electric Institute Business Diversity Excellence Award NMSDC Forefront 50 Top Corporations for Minority Businesses

IRP supports transition to cleaner energy future while focusing on reliability and affordability Accelerating path to cleaner generation… …while continuing to focus on customer affordability and economic development • Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero by 2050 • Ceasing coal use at Belle River by 2026; converting to 1,300 MW natural gas peaking resource • Retiring two coal units at Monroe in 2028; accelerating retirement of remaining two units from 2035 to 2032; studying a range of replacement technology solutions • Accelerating the development of energy storage, targeting 780 MW through 2030 and 1,830 MW by 2042 • Developing 6,500 MW of solar and 8,900 MW of wind by 2042 • Investing over $11 billion in the next 10 years in the cleaner energy transition, supporting more than 32,000 Michigan jobs • Developing more than 15,000 MW of Michigan-generated renewable energy by 2042, the equivalent of powering approximately 4 million homes • Directing an additional $110 million to support most vulnerable customers − $70 million over the next four years for energy efficiency programs, $30 million over 15 years for bill assistance and $8 million over the next four years for home repairs to facilitate cleaner energy • Reducing future costs to customers by up to $2.5 billion 17

IRP outlines accelerated path to cleaner energy 77% 45% 31% 15% 17% 19% 19% 20% 18% 12% 2% 19% 24% 27% 34% 20% 3% 3% 4% 6% 6% 6% 1% 14% 22% 32% 42% 62% 2005 2023 2027 2029 2033 2042 Coal Nuclear Natural gas RenewablesStorage Generation mix1 (MWh %) First 5 years (2023 - 2027) • Ceasing coal use at one Belle River unit in 2025 and remaining unit in 2026; converting to 1,300 MW natural gas peaking resource • Adding 1,200 MW of solar • Adding 350 MW of energy storage, increased from 240 MW Second 5 years (2028 - 2032) • Retiring two coal units at Monroe in 2028 and accelerating retirement of two remaining units to 2032 from 2035 • Adding 3,200 MW of solar • Adding 1,000 MW of wind • Adding 430 MW of energy storage Next 10 years (2033 - 2042) • Adding 2,100 MW of solar • Adding 7,900 MW of wind • Adding 1,050 MW of energy storage 18 1. Generation mix subject to change

Progressing on EV initiatives Charging Forward Program • Promoting EV education, infrastructure and adoption • Providing residential and commercial rebates, infrastructure support and fleet advisory services • Offering unique solutions such as home charger installation financing and EV rebates for low and moderate income customers Program-to-date major milestones • Over 1,400 level 2 public chargers approved and 1,150 installed • 150 direct current fast charger rebates approved and over 60 installed • 12 electric bus deployments with the local regional transit agencies • 6 electric school bus deployments with another 66 awarded from the first round of the EPA’s Clean School Bus Program 2019 program inception 1 million gallons of gasoline saved 4,850 residential rebates 19

MIGreenPower program continues significant growth 1,600 business customers 97,000 residential customers 2,410 MW subscribed • Allows customers to attribute up to 100% of electricity use to renewable sources • Recognized by National Renewable Energy Laboratory as having the largest Green Tariff program in the country, fulfilling more load under contracted subscriptions than any other program • Two largest renewable energy purchases from a utility announced with Ford Motor Company and Stellantis Voluntary renewable customers 20

Natural Gas Balance program empowers customers to manage their carbon footprint • Offering an affordable way to balance 25% to 100% of customers’ GHG emissions • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnered with Anew, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception 13,050 customers subscribed 31,900 metric tons of CO2-e have been offset 21

$2.5b invested in Michigan businesses in 2022 65,000 jobs created since 2010 $900m invested with Detroit suppliers in 2022 $895m invested with suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability-owned businesses in 2022 50+ supplier diversity awards earned since 2018 Building on the momentum of the last decade, committed to Michigan investments and supplier diversity $20 $19 $125 $69 $117 $255 2022 Michigan spend (millions) 22

Economic development fuels Michigan’s growth ✓ Michigan ranked in the top 10 by CNBC for America’s Top States for Business in 2023 ✓ $4 billion General Motors investment to convert an assembly plant to produce full-size electric pickup trucks, creating 2,300 jobs ✓ $2.4 billion Gotion investment to build a new manufacturing facility, creating 2,350 jobs ✓ $1.7 billion LG Energy Solution investment to expand battery manufacturing facility, creating 1,200 jobs ✓ $1 billion in federal funding to develop a new hydrogen production plant and a refueling center, creating 1,500 jobs ✓ $500 million Magna International investment expanding a facility and building two additional facilities to help support the production of EVs, creating over 1,000 jobs ✓ $400 million Nel Hydrogen investment for a new manufacturing facility to produce green hydrogen, creating 500 jobs ✓ $103 million Niagara Bottling investment in a bottled water facility 23 DTE Energy named one of the 2023 Top Utilities in Economic Development by Site Selection Magazine

Committed to Diversity, Equity and Inclusion (DEI); creating a safe and welcoming environment Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Earned Accident Prevention Certificate from the American Gas Association by achieving a DART1 incident rate below the industry average Commitment to create a diverse, equitable and inclusive workforce • Office of DEI led by our CEO and key executive leaders, including a Director of DEI • Focused on sustaining a diverse workforce which is representative of the communities we serve • Annual review of compensation practices to ensure equitable pay • Formal training programs, including unconscious bias training, for employees and leaders Employees with disabilities group Latino and Hispanic group Young professionals group LGBTQ+ group Black professionals group Family oriented group Asian and Middle Eastern American group Military veterans group Women’s group Employee groups create an inclusive environment where differences are celebrated and a sense of belonging exists for all employees 1. Days away, restricted or transferred 24

9 years average tenure 4 - 7 8 - 11 >11 Governance framework provides shareholder rights and enables sustainable value creation Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 11 1 92% independent 4 8 33% gender or ethnically diverse 65 - 69 70 - 7460 - 64 67 years average age <4 25 Composition of DTE Board of Directors

Annual or long-term incentive metrics Our team • Employee engagement • Employee safety Our customers • Customer satisfaction • Customer complaints • System reliability Our communities • Customer satisfaction • Customer complaints • System reliability Our investors • EPS • Cash flow • Relative total shareholder return • Balance sheet health Executive management compensation plan is aligned with our stakeholder priorities 26

# Overcame a significant portion of the ~$370 million of unprecedented operating earnings[1] headwinds through one-time cost management initiatives and opportunities throughout the portfolio

## Headwinds

### 4Q 2022

***$100 million headwind***
***($0.49 per share)***

- Lower-than-expected rate order received in 2022 driven by difference in sales forecast

### 1H 2023

***$165 million headwinds***
***($0.80 per share)***

- Historical winter storms: $92 million
- 4th warmest winter in over 60 years and cooler spring weather: $73 million

### 3Q 2023

***$106 million headwinds***
***($0.52 per share)***

- Additional storms: $53 million
- One of the coolest summers in over 20 years: $53 million

### Total impact

***= ~$370 million headwinds***
***($1.81 per share)***

- Unprecedented combination of unfavorable weather and high storm activity combined with low rate order at end of 2022

## Actions

### Through 1H 2023

***Identified $265 million of annualized offsets***
***($1.29 per share)***

- Implemented significant one-time O&M actions and created opportunities throughout the portfolio
- Through 1H, identified offsets to headwinds to achieve midpoint of guidance while remaining focused on customer service excellence

### 3Q 2023

***$270 million response through 3Q***
***($1.31 per share)***

- Identified actions to partially offset additional headwinds
- Continued earnings pressure drove a revision to operating EPS guidance

### Total response

***= $270 million response***
***($1.31 per share)***

- Accomplished through one-time savings and favorability across our diverse portfolio of businesses

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

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Reconciliation of reported to operating earnings (non-GAAP) 28 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.